Exhibit 10.30

JPMorgan Chase Bank, N.A. c/o JPMorgan Treasury Services Global Trade Services 10420 Highland Manor Drive Tampa, FL 33610

DEC 3, 2007
OUR L/C NO.:	TPTS-262982

TO:	APPLICANT:
SEI LIQUID ASSET TRUST PRIME	SEI INVESTMENTS COMPANY
OBLIGATION FUND	1 FREEDOM VALLEY DRIVE
ATTN: KARL DASHER	OAKS, PA 19456
1 FREEDOM VALLEY DRIVE
OAKS, PA 19456

WE HAVE ESTABLISHED OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR AS DETAILED HEREIN SUBJECT TO ISP98

DOCUMENTARY CREDIT NUMBER:	TPTS-262982

FURTHER IDENTIFICATION:	ISSUE

DATE OF ISSUE:	DECEMBER 3, 2007

BENEFICIARY:	SEI LIQUID ASSET TRUST PRIME
OBLIGATION FUND
ATTN: KARL DASHER
1 FREEDOM VALLEY DRIVE
OAKS, PA 19456

APPLICANT:	SEI INVESTMENTS COMPANY
1 FREEDOM VALLEY DRIVE
OAKS, PA 19456

DATE AND PLACE OF EXPIRY:	DECEMBER 2, 2008
AT OUR COUNTER

DOCUMENTARY CREDIT AMOUNT:	USD1,500,000.00

AVAILABLE WITH:	JPMORGAN CHASE BANK, N.A.
BY PAYMENT

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL 12 MONTH PERIODS FROM THE

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JPMorgan Chase Bank, N.A. c/o JPMorgan Treasury Services Global Trade Services 10420 Highland Manor Drive Tampa, FL 33610

DEC 3, 2007
OUR L/C NO.:	TPTS-262982

PRESENT OR EACH FUTURE EXPIRATION DATE, UNLESS AT LEAST 30 DAYS PRIOR TO THE CURRENT EXPIRY DATE WE SEND NOTICE IN WRITING TO YOU VIA SWIFT, TELEX, OR HAND DELIVERY AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO AUTOMATICALLY EXTEND THIS LETTER OF CREDIT FOR ANY ADDITIONAL PERIOD. UPON SUCH NOTICE TO YOU, YOU MAY DRAW ON US AT SIGHT FOR AN AMOUNT NOT TO EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE THEN-APPLICABLE EXPIRY DATE, BY YOUR SWIFT OR PRESENTATION OF YOUR DRAFT AND DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR OFFICIALS READING EXACTLY AS FOLLOWS :

THE AMOUNT OF THIS DRAWING USD                     UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NUMBER TPTS-262982 REPRESENTS FUNDS DUE US AS WE HAVE RECEIVED NOTICE FROM JPMORGAN CHASE BANK, N.A. OF THEIR DECISION NOT TO AUTOMATICALLY EXTEND LETTER OF CREDIT NUMBER TPTS-262982 AND THE UNDERLYING OBLIGATION REMAINS OUTSTANDING.

IN THE EVENT THIS LETTER OF CREDIT IS SUBSEQUENTLY AMENDED BY US TO RESCIND A NOTICE OF NON-EXTENSION AND TO EXTEND THE EXPIRY DATE HEREOF TO A FUTURE DATE, SUCH EXTENSION SHALL BE FOR THAT SINGLE PERIOD ONLY AND THIS LETTER OF CREDIT WILL NOT BE SUBJECT TO ANY FUTURE AUTOMATIC EXTENSIONS UNLESS AN AUTOMATIC EXTENSION PROVISION IS EXPRESSLY INCORPORATED INTO SUCH AMENDMENT.

ADDITIONAL DETAILS:

THIS LETTER OF CREDIT IS AVAILABLE WITH JPMORGAN CHASE BANK, N.A. AGAINST PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON JPMORGAN CHASE BANK, N.A., WHEN ACCOMPANIED BY THE DOCUMENTS INDICATED HEREIN.

BENEFICIARY’S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS OFFICIALS READING AS FOLLOWS:

“THE AMOUNT OF THIS DRAWING USD                     UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NO. TPTS-262982 REPRESENTS FUNDS DUE AND PAYABLE TO US AS SEI INVESTMENTS COMPANY HAS FAILED TO PAY A REQUIRED CONTRIBUTION AMOUNT AS REQUIRED BY THE CAPITAL SUPPORT AGREEMENT BETWEEN SEI INVESTMENTS COMPANY AND SEI LIQUID ASSET TRUST PRIME OBLIGATION FUND.”

MULTIPLE DRAWINGS ARE ALLOWED.

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JPMorgan Chase Bank, N.A. c/o JPMorgan Treasury Services Global Trade Services 10420 Highland Manor Drive Tampa, FL 33610

DEC 3, 2007
OUR L/C NO.:	TPTS-262982

PAYMENT WILL BE EFFECTED IN IMMEDIATELY AVAILABLE FUNDS BY THE NEXT BUSINESS DAY UPON RECEIPT OF PRESENTATION OF DOCUMENTS IN COMPLIANCE WITH THE LETTER OF CREDIT TERMS AT OUR ADDRESS SPECIFIED BELOW.

ALL CORRESPONDENCE AND ANY DRAWINGS HEREUNDER ARE TO BE DIRECTED TO:

JPMORGAN CHASE BANK, N.A.

C/O JPMORGAN TREASURY SERVICES

ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT, 4TH FLOOR

10420 HIGHLAND MANOR DRIVE

TAMPA, FLORIDA 33610

CUSTOMER INQUIRY NUMBER IS 1-800-634-1969 CHOOSE OPTION 1. CUSTOMER INQUIRY E-MAIL ADDRESS IS: GTS.CLIENT.SERVICES@JPMCHASE.COM. PLEASE HAVE OUR REFERENCE NUMBER AVAILABLE WHEN YOU CONTACT US.

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED.

THE NUMBER AND THE DATE OF OUR CREDIT AND THE NAME OF OUR BANK MUST BE QUOTED ON ALL DRAFTS REQUIRED.

THIS IRREVOCABLE STANDBY LETTER OF CREDIT SHALL BE SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (1998), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.

THIS LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

/s/ HENRY AVELINO
AUTHORIZED SIGNATURE
HENRY AVELINO
ASSISTANT VICE PRESIDENT

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